Significant transactions	12 Months Ended
Dec. 31, 2022
Disclosure of transactions between related parties [abstract]
Significant transactions	Significant transactions
4.1 LianBio
In May 2021, Nanobiotix announced a partnership with Lian Oncology Limited (LianBio) a biotechnology company dedicated to bringing paradigm-shifting medicines to patients in China and major Asian markets, to develop and commercialize NBTXR3 into Greater China (mainland China, Hong Kong, Taiwan, and Macau), South Korea, Singapore and Thailand.
LianBio has started to collaborate in the development of NBTXR3 in the Asia-Pacific region in the frame of the study NANORAY-312 and will contribute to patient enrollment in four other future global registrational studies across several tumor types and therapeutic combinations. LianBio will also participate in the global Phase 3 registrational study in head and neck cancer into Greater China and South Korea, while supporting longer term strategic alignment across multiple tumor indications and therapeutic combinations.
As of December 31, 2021, a non-refundable upfront payment of $20 million has been collected by the Company at the signature of the LianBio Agreement. Additionally, the Company is entitled to receive up to an aggregate of $205 million in potential contingent, development and commercialization milestone payments. Nanobiotix will also be eligible to receive tiered, low double-digit royalties based on net sales of NBTXR3 in the licensed territories.
In May 2022 and according to the License Agreement executed in May 2021, the Company entered into a clinical supply agreement and a related quality agreement with LianBio for the purpose of the Company supplying LianBio and LianBio purchasing exclusively from the Company fall the required quantities of NBTXR3 for the global clinical study NANORAY-312 and any other studies conducted within the Territories.
As of December 31, 2022, the Company has collected €0.4 million from LianBio pursuant to this clinical supply agreement. Furthermore, LianBio is required to order and purchase NBTXR3 product from the Company according to quantities specified in binding forecasts prepared by LianBio.
See Note 15 for discussion of the accounting analysis of the partnership with Lianbio.

4.2 PharmaEngine
In August 2012, the Company entered into a license and collaboration agreement with PharmaEngine, which provided for the development and commercialization of NBTXR3 by PharmaEngine throughout the covered Asia-Pacific countries. In March 2021, the Company and PharmaEngine mutually agreed to terminate the License and Collaboration agreement.
As of December 31, 2021, the Company had paid a total of $6.5 million to PharmaEngine in accordance with the termination agreement signed between the parties. During the period ended December 31, 2022, PharmaEngine became eligible for an additional $1 million payment following receipt and validation of certain clinical study reports, this additional payment was made in August 2022.
PharmaEngine is entitled to receive an additional payment of $5 million upon the second regulatory approval of NBTXR3 in any jurisdiction of the world for any indication. The Company has also agreed to pay royalties to PharmaEngine at low single-digit royalty rates with respect to sales of NBTXR3 in the Asia-Pacific region for a 10-year period beginning at the date of the first sales in the region. As of December 31, 2022, these future payments were not accrued because the triggering events have not occurred.
4.3 Financing Agreement with the European Investment Bank (“EIB”)
In July 2018, the Company signed a non-dilutive financing agreement with the EIB to borrow up to €40 million in order to fund its research, development and innovation activities related to NBTXR3 in various therapeutic indications, subject to achieving a set of agreed-upon performance criteria. This financing is divided in three tranches:
•a first tranche of €16 million, received in October 2018, subject to a 6% fixed rate and that will be fully repaid in 2023 at the latest;
•a second tranche of €14 million, received in March 2019, subject to a 5% fixed rate, with repayments beginning in 2021 and continuing into 2024; and,
•a last tranche of €10 million, however the Company did not meet the criteria to request this tranche prior to the contractual deadline for requesting this third tranche. Accordingly the third tranche is no longer available to the Company.
In connection with this financing agreement, the Company also entered into a royalty agreement with EIB pursuant to which the Company is required, during a six-year royalty calculation period commencing on January 1, 2021, to pay (on each June 30 with respect to the preceding year within the calculation period) royalties to EIB. The amount of royalties payable is calculable based on low single digit royalties indexed on our net sales turnover, which vary according to the number of tranches that have been drawn, and indexed on the Company’s annual sales turnover.

On October 18, 2022, the Company and the EIB amended the set of financing and royalties’ agreements (together the “Amendment Agreement to the Finance Contract” or “Amendment Agreement”) relating to the EIB loan to re-align the Company’s outstanding debt obligations with its expected development and commercialization timelines. The main terms and conditions of the Amendment Agreement are as follows:
Under the Amendment Agreement, the repayment of the remaining €25.3 million in principal for both tranches is due at the earliest of the third royalty payment (four years after commercialization of NBTXR3) for the first tranche and the second royalty payment (three years following commercialization of NBTXR3) for the second tranche, or on June 30, 2029 irrespective of the commercialization date of NBTXR3. Commercialization date corresponds to the first fiscal year during which net sales will exceed €5 million.
Under these main terms and conditions, an amount of €5.4 million in interest accrued as payment-in-kind (“PIK”) on the first tranche shall be prepaid in October 2024, except in the case of the closing of a collaboration agreement in which case the PIK will be subject to an earlier redemption by October 2023. Going forward, principal from the first tranche will accrue interest at the unchanged rate of 6% annually, with such interest being capitalized and due as PIK interest at maturity. Interest on the remaining €9.3 million in principal from the second tranche will continue to accrue at the unchanged 5% fixed rate paid in semi-annual installments through the repayment date.
The annual royalty payment remains in the low single digits and indexed on our net sales turnover, and continues to cover a six-year period but has been re-aligned to begin as of the first year of NBTXR3 commercialization meaning, when the Company achieves annual net sales in excess of €5.0 million.
In addition to the royalty fees, the Amendment Agreement also includes a “milestone” payment of €20 million, which can be considered as due at the latest in June 2029. An accelerated redemption schedule for this new milestone payment would be triggered calling for the repayment in two equal installments due one year and two years after commercialization, respectively. Further, should the company secure non-dilutive capital through the execution of any business development deal, an accelerated redemption of this new milestone payment would be triggered resulting in a prorated payment amount not exceeding 10% of any upfront or milestone payment received by the Company.
As part of the Amendment Agreement, the Company has agreed to maintain a minimum cash and cash equivalents balance equal to the outstanding principal owed to EIB which is €25.3 million as of December 31, 2022. All other covenants included in the 2018 finance contract remain unchanged.

See Note 12 for discussion of the accounting of this new liability and the valuation assumptions to determine the average discount rate and the fair value of the loan.
See Note 14 for discussion of the liquidity risk associated with the covenant.
See Note 23 for discussion of royalties that may be due in the case of early repayment or change of control after repayment of the loan.
4.4 Collaboration Agreement with the University of Texas MD Anderson Cancer Center
On December 21, 2018, the Company entered into a strategic collaboration agreement with MD Anderson Cancer Center, world prominent center of research, education, prevention and care for cancer patients, which was amended and restated in January 2020 and subsequently amended in June 2021. Pursuant to the MD Anderson Collaboration Agreement, the Company and MD Anderson established a large-scale, comprehensive NBTXR3 clinical collaboration to improve the efficacy of radiotherapy for certain types of cancer. The collaboration initially is expected to support multiple clinical trials conducted by MD Anderson, as sponsor, with NBTXR3 for use in treating several cancer types (including head and neck, pancreatic, and lung cancers). We expect to enroll approximately 312 patients in total across these clinical trials.
As part of the funding for this collaboration, Nanobiotix is committed to pay approximately $11 million for those clinical trials during the collaboration, and made an initial $1.0 million payment at the commencement of the collaboration and a second $1.0 million payment on February 3, 2020. Additional payments were made every six months following patient’s enrollment in the trials, with the balance payable due upon enrollment of the final patient for all studies.
Nanobiotix may also be required to pay an additional one-time milestone payment upon (i) grant of the first regulatory approval by the Food and Drug Administration in the United States and (ii) the date on which a specified number of patients have been enrolled in the clinical trials.
This milestone payment will depend on the year when trigger event occurs, with a minimum amount of $2.2 million if occurred in 2020 up to $16.4 million if occurred in 2030.
As of December 31, 2022 and 2021, the Company recognized prepaid expenses for €1.5 million and €1.0 million respectively. Expenses are recorded during the course of the collaboration in the statement of consolidated operations, based on the patients enrolled during the relevant period.
See Note 8.2 for further details on other current assets.

4.5 Equity Line Financing with Kepler Cheuvreux
In May 2022, Nanobiotix established an equity line financing with Kepler Cheuvreux.
This line of financing will provide financial optionality and near-term flexibility, if needed, as Nanobiotix continues efforts to reduce operating expenses and to focus on its priority programs. In accordance with the terms of this agreement, Kepler Cheuvreux committed to underwrite up to 5,200,000 shares over a maximum timeframe of 24 months starting from May 2022, provided the contractual conditions are met.
The shares will be issued based on the lower of the two daily volume weighted average share prices for the two trading days preceding each issuance, less a maximum discount of 5.0%. An 2% exercise commission of the exercise price also applies on each exercise date of its warrants by Kepler Cheuvreux.
No warrant has been exercised as of December 31, 2022. (See Note 10.4 - Equity Line Agreement and Note 23 - Commitments)

4.6 Liquidity agreement - Gilbert Dupont
Consistent with customary practices in the French securities market, the Company entered in 2012 into a liquidity agreement with Gilbert Dupont, an investment service provider established in France, which agreement allowed Gilbert Dupont to carry out market purchases and sales of Nanobiotix shares on the regulated market of Euronext in Paris, in accordance with the authorizations granted by the Company’s shareholders meeting and in compliance with the French and EU regulations, in order to provide liquidity for the trading market. Effective on December 20, 2022, the Company terminated its Liquidity Agreement with Gilbert Dupont. (See Note 10.2 - Treasury Shares)